UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

NAMI CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-187007	61-1693116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit M2-3, Level M2, The Vertical Podium, Avenue 3, Bangsar South City, No 8 Jalan Kerinchi, Kuala Lumpur, Malaysia	59200
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (603) 2242-4913
Registrant’s Fax Number, Including Area Code: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

A press release was issued on June 28, 2021 announcing that NAMI Corp., via its wholly-owned subsidiary SBS Mining Corporation Sdn Bhd (“SBS”) has received an acceptance contract order to supply sea sand to China.

NAMI Corp., via its wholly-owned subsidiary SBS Mining Corporation Sdn Bhd (“SBS”), a private limited company incorporated in Malaysia (SBS and NAMI Corp., the “Group”) received an acceptance contract order value of USD37,500,000.00 to supply sea sand to China, the Shenzhen-Hainan reclamation project from Royal Resources Pte Ltd on 30th December 2020. The parties are in the process of finalizing the Sales and Purchase Agreement.

The Group in a joint venture with JHW Holdings Sdn Bhd, a private limited company incorporated in Malaysia (“JHW”; and together with SBS and NAMI Corp., the “Core Group”) is now setting up the preparation for the sand mining operation in compliance to the mining license stringent rules and regulation. The Group expects to ship out the first batch of shipments of sea sand in the 3rd Quarter of 2021.

The Group is committed to complying with all regulatory requirements in the countenance of encompassing and emboldening socio-environmental development.

The offshore sea sand concession site is located on the east coast of Peninsular Malaysia, occupying an area spanning 20.57km², within the jurisdiction of the state of Terengganu, Malaysia.

A copy of that press release is attached hereto as Exhibit 99.1.

FORWARD LOOKING STATEMENTS

This 8-K contains forward-looking statements. Forward-looking statements are projections of events, revenues, income, future economic performance or management’s plans and objectives for our future operations. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks include, by way of example and not in limitation:

☐	the uncertainty of profitability of ventures
☐	other risks and uncertainties related to our business plan and business strategy.

Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Title
99.1	Press Release of Nami Corp. dated June 28, 2021 announcing the receiving of an acceptance contract order to supply sea sand to China.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAMI CORP.

Date: June 29, 2021	By:	/s/ Lok Khing Ming
Name: Lok Khing Ming
Title: Executive Director

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